Exhibit 10.1

RESTRICTED STOCK UNIT GRANT NOTICE
FOR NON-EMPLOYEE DIRECTORS
UNDER THE
AMENDED AND RESTATED
KKR REAL ESTATE FINANCE TRUST INC.
2016 OMNIBUS INCENTIVE PLAN

KKR Real Estate Finance Trust Inc. (the “Company”), pursuant to its Amended and Restated 2016 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Restricted Stock Units (“RSUs”) set forth below. The RSUs are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:
Date of Grant:
Number of RSUs: Vesting Commencement Date:
Vesting Schedule:
Provided the Participant has not undergone a Termination prior to an applicable vesting date, 100% of the RSUs granted hereunder shall vest on the first anniversary of the Vesting Commencement Date (the “Vesting Date”), and such RSUs shall be settled in accordance with the provisions of the Restricted Stock Unit Agreement attached. Notwithstanding the foregoing, if the Participant undergoes a Termination prior to the Vesting Date due to the Participant’s death or Disability, then the RSUs that have not vested prior to such Vesting Date shall be immediately fully vested, but shall be settled on the earlier of (i) the Vesting Date and (ii) a Change in Control that also satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code.

Notwithstanding the above, in the event of a Change in Control that occurs during the Participant’s continued service with the Company, the RSUs will immediately vest on the date of such Change in Control.

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THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN.

KKR REAL ESTATE FINANCE TRUST INC.	PARTICIPANT

RESTRICTED STOCK UNIT AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE
AMENDED AND RESTATED
KKR REAL ESTATE FINANCE TRUST INC.
2016 OMNIBUS INCENTIVE PLAN
Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Unit Agreement (this “Restricted Stock Unit Agreement”) and the Amended and Restated KKR Real Estate Finance Trust Inc. 2016 Omnibus Incentive Plan (the “Plan”), KKR Real Estate Finance Trust Inc. (the “Company”) and the Participant agree as follows. The Grant Notice is incorporated into and deemed a part of this Restricted Stock Unit Agreement. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1.Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units (“RSUs”) provided in the Grant Notice (with each RSU representing an unfunded, unsecured right to receive one share of Common Stock upon vesting).
2.    Vesting. Subject to the conditions contained herein and in the Plan, the RSUs shall vest as provided in the Grant Notice.
3.    Settlement of Restricted Stock Units. Payment in settlement of any vested RSU shall be made in Common Stock as soon as practicable following the applicable vesting date but in no event later than 60 days following such date.
4.    Treatment of Restricted Stock Units Upon Termination. Except as provided in the Grant Notice, the provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.
5.    Company; Participant.
(a)    The term “Company” as used in this Agreement with reference to service with the Company shall include the Company and its subsidiaries.
(b)    Whenever the word “Participant” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the RSUs may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
6.    Non-Transferability. The RSUs are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the RSUs, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the RSU shall terminate and become of no further effect.
7.    Rights as Stockholder. The Participant or a Permitted Transferee of the RSUs shall have no rights as a stockholder with respect to any share of Common Stock underlying an RSU unless and until the Participant shall have become the holder of record or the beneficial owner of such Common Stock and, subject to Section 9 of this Restricted Stock Unit Agreement and Section 12 of the Plan, no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.
8.    Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. Except in the event the Committee permits a Participant to satisfy any of the required withholding in a different manner than provided herein and the Participant agrees in writing to such manner of withholding, (which may include the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP) having a Fair Market Value equal to such withholding liability), any required withholding will be satisfied by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability.
9.    No Dividend Equivalents. The RSUs granted hereunder do not include the right to receive any payments of dividends, distributions or any dividend or distribution equivalent payments.
10.    Clawback/Repayment. All RSUs shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (2) applicable law. The Committee may also provide that if the Participant receives any amount in excess of the amount that the Participant should have otherwise received under the terms of the RSUs for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.
11.    Detrimental Activity. Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Restricted Stock Unit Agreement, if a Participant has engaged or engages in any Detrimental Activity, the Committee may, in its sole discretion, (1) cancel any or all of the RSUs, and/or (2) require the Participant to forfeit any after-tax gain realized on the vesting of such RSUs, and to repay the gain promptly to the Company.

12.    Notice. Every notice or other communication relating to this Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
13.    No Right to Continued Service. This Agreement does not confer upon the Participant any right to continue as a service provider to the Company.
14.    Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
15.    Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
16.    Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Maryland.
17.    Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.
18.    Section 409A. It is intended that the RSUs granted hereunder are intended and shall be construed to comply with Section 409A of the Code (including the requirements applicable to, or the conditions for exemption from treatment as, a “deferral of compensation” or “deferred compensation” as those terms are defined in the regulations under Section 409A, whether by reason of short-term deferral treatment or other exceptions or provisions).